American United Life
Pooled Equity Fund B

R. STEPHEN RADCLIFFE
        Chairman of the Board of Managers,
             Executive Vice President, AUL
RONALD D. ANDERSON      Professor,
                 Kelley School of Business,
  Indiana University, Indianapolis, Indiana
DONALD J. STUHLDREHER
                          Former President,
                     The Huntington Company
JAMES W. MURPHY,
              Former Senior Vice President,
                     Corporate Finance, AUL
ALPHA C. BLACKBURN
                         President and CEO,
                 Blackburn Architects, Inc.

RICHARD A. WACKER          Secretary to the
      Board, Associate General Counsel, AUL

CUSTODIAN
National City Bank    Indianapolis, Indiana

LEGAL COUNSEL
Ice Miller            Indianapolis, Indiana

INVESTMENT MANAGER
American United Life
Insurance Company     Indianapolis, Indiana
                              G. David Sapp,
          Senior Vice President, Investments

This Report and the financial statements contained herein are for the general information of the Participants.


American
United
Life
Pooled
Equity
Fund B

Semi-Annual Report
as of
June 30, 2002

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A Message
From
The Chairman of the Board
of Managers

To All Participants in American United Life
Pooled Equity Fund B

The longest expansion in U.S. history finally came to a close as the United States experienced negative economic growth during the first nine months of 2001. Despite the tragic events of last year, our economy has performed far better than expected during the first quarter of 2002. GDP advanced at a robust 5.0% annualized rate during the first quarter of 2002, buoyed by strong consumer spending, fiscal stimulus and inventory rebuilding. However, second quarter GDP slowed to a 1.1% annual growth rate, much less than the consensus forecast, due in large part to a decline in consumer spending.

The Federal Reserve maintained an accommodative stance during the first half of 2002, keeping the Federal Funds rate at 1.75%, a 40-year low. They have stated they will be patient about easing interest rates as they await evidence of a more sustainable recovery. Although the Federal Reserve is expected to eventually raise short-term rates, this action is not expected to occur until 2003.

The likelihood of an economic recovery during the second half of this year has now become more uncertain, which has caused downward pressure on the stock market. The S&P 500 (a commonly used broad equity index) experienced a return of -13.2% during the first half of 2002 and is currently trading at five-year lows. The NASDAQ Composite declined 24.8% during the first six months and has lost over 70% of its value since its peak in March 2000. Although investors are still concerned about renewed terrorism threats and recession implications, we also have to contend with a "crisis of confidence". Investors have lost their confidence in the integrity of corporate management, corporate auditors, and Wall Street's objectivity in analyzing company financials.

Value investing continued to outperform growth investing during the first half of this year. This benefited Fund B, which provided an investment return of 3.7% for the first six months of 2002. The performance for Fund B is net of investment advisory rates but does not reflect mortality and expense risk charges.

The overall equity market has provided disappointing investment returns for the past 2 1/2 years. A turnaround for the remainder of the year will be contingent on several factors. The economy needs to maintain a strong growth pattern, which should lead to a much-needed rebound in corporate earnings. We also need to deal with the corporate scandals that are negatively impacting the investment markets. Addressing these factors should restore investor confidence and provide a more positive outlook for the stock market.


                  /s/R. Stephen Radcliffe
                     R. Stephen Radcliffe
                     Chairman of the Board of Managers


Indianapolis, Indiana
August 15, 2002

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                   American United Life Pooled Equity Fund B
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2002
                                  (unaudited)
Assets:
  Investments at value (cost: $3,865,530)
   Common stock                                       $       4,288,267
   Money market mutual funds                                    261,707

  Dividends and interest receivable                               5,416

      Total assets                                            4,555,390


Liabilities:                                                          0


Net assets:                                           $       4,555,390



Units outstanding                                               216,447



Accumulation unit value                               $           21.05





The accompanying notes are an integral part of the financial statements.

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                   American United Life Pooled Equity Fund B
                            STATEMENT OF OPERATIONS
                     for the six months ended June 30, 2002
                                  (unaudited)
Net investment income:
 Income
  Dividends and interest                              $        33,937

                                                               33,937


 Expenses
  Investment management services                                7,512
  Mortality and expense charges                                22,535

                                                               30,047


    Net investment income                                       3,890


Gains on investments:
 Net realized gains                                           327,728
 Net change in unrealized appreciation (depreciation)        (155,908)

    Net Gain                                                  171,820


Increase in net assets from operations               $        175,710




The accompanying notes are an integral part of the financial statements.

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                   American United Life Pooled Equity Fund B
                      STATEMENTS OF CHANGES IN NET ASSETS

                                               Six months
                                                 ended
                                              June 30, 2002        Year ended
                                              (unaudited)        Dec. 31, 2001


Operations:
 Net investment income                        $          3,890 $       30,489
 Net realized gain                                     327,728        486,813
 Net change in unrealized appreciation (depreciation) (155,908)        23,908

     Increase in net assets from operations            175,710        541,210


Changes from contract owner transactions:
 Proceeds from units sold                                    -              -
 Payments for units withdrawn                         (560,860)    (2,274,115)

    Decrease                                          (560,860)    (2,274,115)


Net decrease in net assets                            (385,150)    (1,732,905)
Net assets at beginning year                         4,940,540      6,673,445

Net assets at end of year                    $       4,555,390 $    4,940,540



Units sold                                                   -              -
Units withdrawn                                        (25,810)      (117,558)


Net decrease in units  outstanding                     (25,810)      (117,558)
Units outstanding at beginning of year                 242,257        359,815

Units outstanding at end of year                       216,447        242,257





The accompanying notes are an integral part of the financial statements.

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                   American United Life Pooled Equity Fund B
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2002
                                  (unaudited)
                                                                 Market
        Description                               Shares         Value


Common Stock (94.2%)
 Aerospace (4.9%)
  Boeing Co.                                       3,000   $    135,000
  Precision Castparts Corp.                        2,800         92,400

                                                                227,400

 Apparel (10.4%)
  Columbia Sportswear Co.*                           400         12,800
  Kellwood Co.                                     4,550        147,875
  Liz Claiborne, Inc.                              1,750        135,150
  Reebok International*                            4,500        132,750
  Wolverine World Wide, Inc.                       2,900         50,605

                                                                479,180

 Automotive & Auto Parts (9.3%)
  Carlisle Companies, Inc.                         3,400        152,932
  Ford Motor Co.                                   5,050         80,800
  TBC Corp.*                                      11,900        188,972

                                                                422,704

 Banks & Financial Services (7.6%)
  Bank One Corp.                                   3,132        120,519
  Citigroup, Inc.                                  2,736        106,020
  Washington Mutual, Inc.                          3,232        119,940

                                                                346,479

 Cement & Aggregates (2.4%)
  Lafarge North America, Inc.                      3,050        107,208

                                                                107,208

 Chemicals (1.6%)
  Dow Chemical                                     2,100         72,198

                                                                 72,198

 Computer Hardware & Software (5.0%)
  Autodesk, Inc.                                   7,200         95,400
  Hewlett-Packard Co.                              6,199         94,705
  International Business Machines Corp.              500         36,000

                                                                226,015



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

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                   American United Life Pooled Equity Fund B
                      SCHEDULE OF INVESTMENTS (continued)
                                 June 30, 2002
                                  (unaudited)

                                                                 Market
        Description                               Shares         Value


Common Stock (94.2%), continued
 Electrical Equipment & Electronics (7.1%)
  American Power Conversion*                       5,200   $     65,676
  Baldor Electric Co.                              6,740        169,848
  Kemet Corp.*                                     4,950         88,407

                                                                322,931

 Furniture (3.4%)
  Kimball International, Inc. Class "B"            2,800         45,892
  La Z Boy, Inc.                                   4,300        108,446

                                                                154,338

 Health Care & Pharmaceuticals (3.6%)
  McKesson Corp.                                   2,800         91,560
  Schering-Plough Corp.                            2,900         71,340

                                                                162,900

 Housing (3.2%)
  Fleetwood Enterprises, Inc.*                     5,000         43,500
  Toll Brothers, Inc.*                             3,450        101,085

                                                                144,585

 Manufacturing (3.8%)
  Crane Co.                                        2,600         65,988
  Trinity Industries                               5,200        107,744

                                                                173,732
 Metals & Mining (6.8%)
  AK Steel Holding Corp.*                          3,700         47,397
  ALCOA, Inc.                                      3,200        106,080
  Cleveland Cliffs, Inc.*                          2,950         81,420
  Phelps Dodge Corp.*                              1,800         74,160

                                                                309,057

 Oil & Oil Services (7.0%)
  Royal Dutch Petroleum Co.                       2,200         121,594
  Tidewater, Inc.                                 3,000          98,760
  Valero Energy Corp.                             2,600          97,292

                                                                317,646


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

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                   American United Life Pooled Equity Fund B
                      SCHEDULE OF INVESTMENTS (continued)
                                 June 30, 2002
                                  (unaudited)

                                                                 Market
        Description                               Shares         Value


Common Stock (94.2%), continued
 Paper and Forest Products (2.0%)
  Wausau-Mosinee Paper Corp.                       7,400  $      89,170

                                                                 89,170
 Retail (3.1%)
  Longs Drug Stores, Inc.                          5,000        141,450

                                                                141,450

 Telecommunication Services & Equipment (4.1%)
  Scientific-Atlanta, Inc.                         4,000         65,800
  Sprint Corp. (FON Group)                         5,000         53,050
  Telefonos de Mexico Class "L" - Sponsored ADR    2,100         67,368

                                                                186,218

 Transportation (4.6%)
  Alexander & Baldwin, Inc.                        4,700        119,991
  Norfolk Southern Corp.                           3,750         87,675

                                                                207,666

 Miscellaneous (4.3%)
  Brunswick Corp.                                  3,250         91,000
  Outback Steakhouse, Inc.*                        3,000        105,300

                                                                196,300

   Total common stock (cost: $3,603,823)                      4,288,267

Money Market Mutual Funds (5.8%)
 Armada Money Market Fund                         20,908         20,908
 Dreyfus Cash Management                         120,266        120,266
 Merrill Lynch Institutional Fund                120,534        120,534

   Total money market mutual funds (cost: $261,707)             261,707


Total Investments (cost: $3,865,530)                     $    4,549,974

*does not pay cash dividends
Percentages shown are based on total investments at market value.
The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities. As of May 1, 2000, AUL stopped accepting contributions or transfers into Fund B.

Investments are valued at closing prices for those securities traded on organized exchanges or listed on the NASDAQ National Market System, and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis.

Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of Fund B are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of Fund B, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. Fund B has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Transactions
Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the six months ended June 30, 2002 and the year ended December 31, 2001 were $537,152 and $1,094,930, respectively.

3. Transactions With AUL
Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense charges. The expense incurred during the six months ended June 30, 2002 was $30,047.

AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the six months ended
June 30, 2002 and the year ended December 31, 2001 were $0 and $0, respectively.

4. Net Assets
Net assets as of June 30, 2002:
Proceeds from units sold less payments
 for units withdrawn and redeemed            $       (19,992,816)
Net investment income                                  4,482,770
Net realized gains                                    19,380,992
Unrealized appreciation                                  684,444

                                             $         4,555,390

The unrealized appreciation of $684,444 consists of common stock appreciation and depreciation of $984,207 and $299,763, respectively.

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FINANCIAL HIGHLIGHTS
Per Unit Operating Performance (for a unit outstanding for the entire year)


                                                Year Ended December 31
                               Six months
                                 ended
                             June 30, 2002
                              (unaudited)     2001     2000      1999     1998


Net investment income        $      0.02  $   0.10  $   0.23 $   0.16 $   0.14

Net realized and unrealized
gain (loss) on investments          0.64      1.74      2.28    (0.44)    0.87



Net increase (decrease)             0.66      1.84      2.51    (0.28)    1.01
Accumulation unit value:
Beginning of year                  20.39     18.55     16.04    16.32    15.31

End of year                  $     21.05  $  20.39  $  18.55 $  16.04 $  16.32


Total Return                        3.7%     11.0%     16.6%    (0.8%)    7.6%

Supplemental Data:

Net assets, end of period
(000)                        $    4,555  $   4,941  $  6,673 $ 10,471 $ 13,733


Ratio to Average Net
Assets:*
 Expenses                         1.20%      1.20%     1.20%    1.20%    1.20%
 Net investment income            0.16%      0.54%     1.34%    0.97%    0.90%


Portfolio Turnover Rate             12%        12%       19%      37%      29%

Units outstanding                   216        242       360      653      841
(in 000's)

*Annualized

The accompanying notes are an integral part of the financial statements.
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